Property and Equipment, Net	12 Months Ended
Dec. 31, 2016
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

6.	PROPERTY AND EQUIPMENT, NET

Property and equipment, net consists of the following:

	December 31,	December 31,
	2016	2015
Office equipment	$168,055	$131,389
Furnture and fixtures	456	456
Leased Aircraft	6,015,505	-
Total	6,184,016	131,845
Accumulated depreciation	(249,109)	(14,447)
Property and equipment, net	$5,934,907	$117,398